Exhibit 10.7

Execution Version

AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT AND LIMITED WAIVER

This AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT AND LIMITED WAIVER (this “Agreement”) is made as of this 5th day of April, 2018, by and among MOHAWK GROUP, INC., a Delaware corporation (“Mohawk Parent”) and each of its direct and indirect subsidiaries set forth on the signature pages hereto (each being referred to herein individually as an “Borrower”, and collectively as “Borrowers”), MIDCAP FUNDING X TRUST, as successor to MidCap Financial Trust (as Agent for Lenders, in such capacity and together with its permitted successors and assigns, “Agent”), MIDCAP FUNDING H TRUST and MIDCAP FUNDING X TRUST, each individually as a Lender, and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders and Borrowers are parties to that certain Credit and Security Agreement, dated as of October 16, 2017 (as amended, modified, supplemented and restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers and certain of their Affiliates in the amounts and manner set forth in the Credit Agreement.

B. As of the date hereof, certain Events of Default identified on Exhibit A hereto (collectively, the “Existing Events of Default”) have occurred and are continuing.

C. Borrowers have requested that Agent and Lenders constituting not less than Required Lenders (i) waive, ab initio, the Existing Events of Default and (ii) amend certain provisions of the Existing Credit Agreement, all in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2. Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Amazon Agreement” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“”Amazon Agreement” means, collectively, each Amazon Business Services Solutions Agreement (and any and all successor agreements or agreements serving an identical or similar purpose) pursuant to which the Borrowers sell Inventory through Amazon Services International, Inc. and its affiliates (collectively, “Amazon”).”

(b) The definition of “Material Contract” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“”Material Contract” means (a) the Operative Documents, (b) the Amazon Agreement, (c) employment agreements covering the management of any Credit Party, (d) collective bargaining agreements or other similar labor agreements covering any employees of any Credit Party, (e) agreements for managerial, consulting or similar services to which any Credit Party is a party or by which it is bound, (f) agreements regarding any Credit Party, its assets or operations or any investment therein to which any of its equity holders is a party or by which it is bound, (g) real estate leases, Intellectual Property licenses or other lease or license agreements to which any Credit Party is a party, either as lessor or lessee, or as licensor or licensee (other than licenses arising from the purchase of “off the shelf” products), (h) customer, distribution, marketing or supply agreements (other than standalone purchase orders made by a Borrower in the Ordinary Course of Business) to which any Credit Party is a party, in each case with respect to the preceding clauses (c) through (h) requiring payment of more than $500,000 (or such higher threshold as Agent may agree in its reasonable discretion) in any year, (i) partnership agreements to which any Credit Party is a general partner or joint venture agreements to which any Credit Party is a party, (j) third party billing arrangements to which any Credit Party is a party, or (k) any other agreements or instruments to which any Credit Party is a party, and the breach, nonperformance or cancellation of which, or the failure of which to renew, could reasonably be expected to have a Material Adverse Effect.”

(c) Section 3.17 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“Section 3.17 Material Contracts. Except for the Operative Documents, the Amazon Agreement and the other agreements set forth on Schedule 3.17, as of the Closing Date there are no Material Contracts. Schedule 3.17 sets forth, with respect to each real estate lease agreement to which any Borrower is a party (as a lessee) as of the Closing Date, the address of the subject property and the annual rental (or, where applicable, a general description of the method of computing the annual rental). The consummation of the transactions contemplated by the Financing Documents will not give rise to a right of termination in favor of any party to any Material Contract (other than any Credit Party), except for such Material Contracts the noncompliance with which would not reasonably be expected to have a Material Adverse Effect.

3. Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby confirms that, except with respect to the Existing Events of Default, all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

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(a) Each Borrower shall have delivered to Agent this Agreement, executed by an authorized officer of such Borrower;

(b) all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(c) prior to and after giving effect to the agreements set forth herein, no Default or Event of Default (other than the Existing Events of Default) shall exist under any of the Financing Documents;

(d) Borrowers shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request.

5. Costs and Expenses. Borrowers shall be responsible for the payment of all reasonable and documented out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents. If Agent or any Lender uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed.

6. Limited Waiver.

(a) At the request of and as an accommodation to the Borrowers, subject to the terms and conditions set forth herein, Agent and Lenders hereby waive, ab initio, the Existing Events of Default; provided that Borrowers deliver to Agent evidence satisfactory to Agent of Amazon’s consent to (or other resolution acceptable to Agent) the operation of each of Borrowers’ “Seller Central” accounts within ninety (90) days of the date hereof (or such longer period as Agent may determine in its sole discretion).

(b) The limited waiver set forth in this Section 6 is effective solely in respect of the Existing Events of Default as set forth herein and shall be limited precisely as written and shall not, except as expressly provided herein with respect to the Existing Events of Default, be deemed or construed to (i) be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (ii) prejudice any power, right or remedy that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document or at law or in equity; (iii) constitute a consent to or waiver of any past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents except as expressly set forth in Section 6(a); (iv) create any obligation to forbear from taking any enforcement action; (v) waive future compliance with the Credit Agreement; or (vi) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

7. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers,

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shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any or all of the Borrowers, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

8. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Except as set forth in Section 6, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents (including without limitation the Existing Events of Default) or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9. Confidentiality. No Borrower will disclose the contents of this Agreement, the Credit Agreement or any of the other Financing Documents to any third party (including, without limitation, any financial institution or intermediary) without Agent’s prior written consent, other than to Borrowers’ officers and advisors on a need-to-know basis or as otherwise may be required by Law, including to any court or regulatory agency having jurisdiction over such Borrower, any Lender or the Agent. Each Borrower agrees to inform all such persons who receive information concerning this Agreement, the Credit Agreement and the other Financing Documents that such information is confidential and may not be disclosed to any other person except as may be required by Law, including to any court or regulatory agency having jurisdiction over such Borrower, any Lender or the Agent.

10. Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

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11. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.

(b) Governing Law. THIS AGREEMENT AND EACH OTHER FINANCING DOCUMENT, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(c) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(d) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(f) Entire Agreement. The Credit Agreement, as amended hereby, and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(g) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING X TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

		By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FUNDING X TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

		By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FUNDING H TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

		By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures Continue on Following Page]

BORROWERS:	MOHAWK GROUP, INC.

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: CEO

XTAVA LLC

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

SUNLABZ LLC

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

RIF6 LLC

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

VREMI LLC

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

HOMELABS LLC

	By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

VIDAZEN LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

URBAN SOURCE LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

ZEPHYRBEAUTY LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

DISCOCART LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

VUETI LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

PUNCHED LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

SWEETHOMEDEALZ LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

KITCHENVOX LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

EXORIDER LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

KINETIC WAVE LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

3GIRLSFROMNY LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

CHICALLEY LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

BOXWHALE, LLC

By:	/s/ Yaniv Sarig	(SEAL)
Name: Yaniv Sarig
Title: President

Exhibit A

Existing Events of Default

1.	An Event of Default under Section 10.1(b) as a result of the Borrowers breach of the terms of the Amazon Agreement with respect to maintenance of multiple “Seller Central” accounts.